                                                                 SCHWABFUNDS(R)

                                                                     [LOGO]

                                                                     SCHWAB
                                                                   GOVERNMENT
                                                                   BOND FUNDS


ANNUAL REPORT
AUGUST 31, 1995

[Photo of the Schwab Building, San Francisco, California]

Dear Fellow Shareholder,

[Photo       This year, the SchwabFunds Family(R) celebrates its fifth
   of        anniversary as a mutual fund complex. This celebration follows an
Charles      exciting 1994 when the organization experienced tremendous
R. Schwab]   growth--the third largest asset growth of all mutual fund
             companies. By placing your trust in SchwabFunds(R), you've helped total assets under management reach over $29 billion, ranking
             SchwabFunds in the top 6% of all mutual fund complexes.

We believe much of this success can be traced to the Schwab commitment to serve the needs of the Fund shareholders, a commitment demonstrated by the entire SchwabFunds staff and, in particular, by our experienced team of portfolio managers.

The 20 professionals that make up our growing portfolio management team are devoted to monitoring the financial markets for you. Through careful and disciplined selection of securities, they strive to construct optimal portfolios that provide shareholders with competitive returns that meet their investment goals. And shareholders continue to signal their trust in the 175 years of combined experience behind our SchwabFunds portfolio management by keeping their money invested in SchwabFunds. In fact, a large number of the 1.5 million shareholders have been investing in the SchwabFunds Family since its first year of operation.

We believe an important part of serving your needs is keeping you informed about your investments. For example, last year we added the question and answer section of this report, developed by our portfolio managers to address what they feel were the most pressing questions we've heard from shareholders over the period. It is one way we hope to keep communication open between you and the people managing your investments.

During its first five years, the SchwabFunds Family has grown to include a solid selection of funds that meet the "core" needs of investors. The 19 funds available to retail investors, including the new Schwab Asset Director(R) Funds*, offer effective diversification of the U.S. and international equity markets, both taxable and tax-free bonds, and a variety of different money market investments.

With this added level of diversification, you may use the SchwabFunds to create an efficient, well-rounded portfolio. Or, they can serve as building blocks to an overall investment program that includes more specialized investments.

I invite you to learn more about the SchwabFunds Family. To receive a brochure and prospectus for the SchwabFunds, please call our toll-free number, 1-800-2 NO-LOAD, or visit any one of our more than 200 Schwab offices. A Schwab representative will be happy to provide you with a prospectus that includes more complete information on the Funds, including charges and expenses. Please read it carefully before investing. If you normally invest in SchwabFunds with the help of an investment manager, he or she can give you more information on the other SchwabFunds.

I'd like to extend my personal gratitude for your trust in the SchwabFunds Family as it continues to grow. You should feel confident that the outstanding efforts of all those who are part of the SchwabFunds organization will continue going forward. And, we expect these efforts to help us to meet even higher standards of excellence in the years ahead.

                                   /s/Charles R. Schwab
                                   Charles R. Schwab
                                   Chairman

* In subscription until November 17, 1995 at an introductory price of $10 per share. After that date, the share price will fluctuate unless subscription period is extended.

Cover: The Schwab Building, San Francisco, California

COMMENTS FROM THE INVESTMENT ADVISER

We are pleased to report the performance of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund for the fiscal year ended August 31, 1995. During this period, the Schwab Government Bond Funds continued to provide a relatively steady stream of monthly income, consistent with capital preservation, to help you achieve your income goals.

While there was some instability in bond market conditions during the first half of the Funds' fiscal year, conditions in the latter half of the Funds' fiscal year stabilized, as the Federal Reserve (the "Fed") discontinued its year-long campaign of raising interest rates to head off inflation. With interest rates stabilizing and inflation effectively held at bay, bonds rallied. The performance of the Schwab Government Bond Funds reflected this ongoing recovery.

To help explain the Funds' performance, the portfolio management team discusses economic trends and the Funds' investment strategies in the section "Questions to the Portfolio Management Team," following this letter.

Despite volatility in the bond market over the reporting period, the Schwab Long-Term Government Bond Fund experienced an increase in total net assets of over $5.8 million and over $14 million in new share purchases. The Schwab Short/Intermediate Government Bond Fund saw $32.3 million in new share purchases during the fiscal year, although total net assets declined by approximately the same amount, $33.2 million.

ADVANTAGES OFFERED BY THE SCHWAB GOVERNMENT BOND FUNDS

The Schwab Government Bond Funds offer you several important advantages over investing in individual bonds, including professional management, credit safety, liquidity and a relatively steady stream of monthly income. Our experienced portfolio managers and credit research staff closely monitor the financial markets and select a portfolio of securities which they believe have advantageous characteristics in light of the current interest rate environment. Each Fund's portfolio primarily contains a strategic mix of U.S. Government agency securities, U.S. Treasury securities and collateralized mortgage obligations which have low credit risk.1 A complete listing of each Fund's portfolio holdings at fiscal year end is provided in the "Schedule of Investments" section of this report.


1 Principal value and investment returns will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Past performance is no guarantee of future results.

PERFORMANCE REVIEW --
THE SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND

As the chart below illustrates, the Fund's total return since inception continues to track, and to date has slightly outperformed its industry benchmark, the Lehman Mutual Fund Short (1-3 Year) U.S. Government Index. As of August 31, 1995, the Fund's 30-day SEC yield was 5.66%, its one year total return was 6.61% and its average annual total return since inception was 5.78%. 2

The Fund was primarily comprised of U.S. Government agency securities, U.S. Treasury obligations and a small percentage in U.S. Government agency collateralized mortgage obligations as of August 31, 1995. The portfolio's average dollar-weighted maturity was approximately 2.58 years.

The Schwab Short/Intermediate Government Bond Fund paid shareholders monthly cash dividends totaling 59 cents per share for the 12-month period ended August 31, 1995. The Fund's net asset value ("NAV") increased from $9.81 on August 31, 1994 to $9.84 at the end of the reporting period, in spite of unusual fluctuations in the bond market and rising interest rates during the first half of the fiscal year. The NAV increase reflects an upswing in the bond market during the latter half of the period.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
         IN THE SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND AND
       THE LEHMAN MUTUAL FUND SHORT (1-3 YEAR) U.S. GOVERNMENT INDEX


                     Average Annual Total Returns
                       Through August 31, 1995
                     ----------------------------

                    One Year       Since Inception
                      6.61%            5.78%

[Line graph of comparison between Schwab Short/Intermediate Government Bond Fund and Lehman Mutual Fund Short (1-3 Year) U.S. Government Index.]

  DATE                       INDEX                          FUND
  ----                       -----                          ----
12/01/91                     10,059                         10,117
12/31/91                     10,212                         10,381
01/31/91                     10,199                         10,241
02/28/91                     10,229                         10,240
03/31/92                     10,226                         10,190
04/30/92                     10,319                         10,282
05/30/92                     10,415                         10,440
06/30/92                     10,521                         10,595
07/31/92                     10,642                         10,794
08/31/92                     10,728                         10,898
09/30/92                     10,829                         11,053
10/31/92                     10,767                         10,924
11/30/92                     10,751                         10,868
12/31/92                     10,851                         11,012
01/31/93                     10,965                         11,202
02/28/93                     11,052                         11,355
03/31/93                     11,087                         11,395
04/30/93                     11,154                         11,499
05/31/93                     11,126                         11,462
06/30/93                     11,211                         11,622
07/31/93                     11,236                         11,661
08/31/93                     11,329                         11,823
09/30/93                     11,365                         11,851
10/31/93                     11,390                         11,892
11/30/93                     11,392                         11,819
12/31/93                     11,438                         11,873
01/31/94                     11,509                         11,973
02/28/94                     11,439                         11,780
03/31/94                     11,380                         11,628
04/30/94                     11,337                         11,527
05/31/94                     11,353                         11,485
06/30/94                     11,381                         11,500
07/31/94                     11,484                         11,599
08/31/94                     11,522                         11,628
09/30/94                     11,495                         11,585
10/31/94                     11,522                         11,593
11/30/94                     11,473                         11,528
12/31/94                     11,495                         11,540
01/31/95                     11,654                         11,697
02/28/95                     11,815                         11,852
03/31/95                     11,883                         11,919
04/30/95                     11,989                         12,018
05/31/95                     12,197                         12,232
06/30/95                     12,263                         12,281
07/31/95                     12,314                         12,308
08/31/95                     12,388                         12,396

   Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The performance graph compares a hypothetical $10,000 investment in the Schwab Short/Intermediate Government Bond Fund since inception with a hypothetical investment in the Lehman Mutual Fund Short (1-3 Year)
   U.S. Government Index. The Index is unmanaged and assumes reinvestment of all dividends, but, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Fund total return assumes the reinvestment of all dividends and capital gain distributions.

2 Total return assumes reinvestment of all dividends and capital gain distributions. A portion of the Fund's fees were waived or reimbursed during the period. Without the waivers or reimbursement, the 30-day SEC yield would have been 5.43%, the one year total return would have been 6.37% and the average annual total return since inception would have been 5.43%.

PERFORMANCE REVIEW --
THE SCHWAB LONG-TERM GOVERNMENT BOND FUND

As the chart below illustrates, the Fund's total return since inception continues to track, and to date has slightly outperformed its industry benchmark, the Lehman Mutual Fund General U.S. Government Index. As of August 31, 1995, the Fund's 30-day SEC yield was 6.91%, its one year total return was 13.03%, and its average annual total return since its inception was 6.01%. 3

The Fund was comprised of U.S. Government agency securities and U.S. Treasury obligations as of August 31, 1995. The portfolio's average dollar-weighted maturity was approximately 11.93 years.

The Schwab Long-Term Government Bond Fund paid shareholders monthly cash dividends totaling 69 cents per share for the 12-month period ended August 31, 1995. The Fund's NAV increased from $9.33 on August 31, 1994 to $9.80 at the end of the period, reflecting a rebound in the bond market during the latter half of the reporting period.


     COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
             IN THE SCHWAB LONG-TERM GOVERNMENT BOND FUND AND
           THE LEHMAN MUTUAL FUND GENERAL U.S. GOVERNMENT INDEX


                     Average Annual Total Returns
                       Through August 31, 1995
                     ----------------------------

                    One Year       Since Inception
                     13.03%            6.01%

[Line graph of comparison of Schwab Long-Term Government Bond Fund and the Lehman Mutual Fund General U.S. Government Index.]

  DATE                       INDEX                       FUND
  ----                       -----                       ----
04/01/93                    10,000                         10,000
04/30/93                    10,077                          9,890
05/31/93                    10,066                          9,927
06/30/93                    10,289                         10,314
07/31/93                    10,352                         10,441
08/31/93                    10,583                         10,863
09/30/93                    10,623                         10,901
10/31/93                    10,664                         10,952
11/30/93                    10,546                         10,687
12/31/93                    10,587                         10,737
01/31/94                    10,732                         10,938
02/28/94                    10,505                         10,544
03/31/94                    10,269                         10,220
04/30/94                    10,187                         10,112
05/31/94                    10,174                         10,060
06/30/94                    10,151                         10,027
07/30/94                    10,338                         10,239
08/30/94                    10,340                         10,233
09/30/94                    10,194                         10,050
10/30/94                    10,187                         10,036
11/30/94                    10,168                         10,031
12/30/94                    10,230                         10,122
01/30/95                    10,421                         10,347
02/28/95                    10,645                         10,647
03/31/95                    10,712                         10,718
04/30/95                    10,852                         10,887
05/31/95                    11,289                         11,429
06/30/95                    11,376                         11,445
07/31/95                    11,334                         11,348
08/31/95                    11,687                         11,566

   Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   The performance graph compares a hypothetical $10,000 investment in the Schwab Long-Term Government Bond Fund since inception with a hypothetical investment in the Lehman Mutual Fund General U.S. Government Index. The Index is unmanaged and assumes reinvestment of all dividends, but, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Fund total return assumes the reinvestment of all dividends and capital gain distributions.

3 Total return assumes reinvestment of all dividends and capital gain distributions. A portion of the Fund's fees were waived or reimbursed during the period. Without the waivers or reimbursement, the 30-day SEC yield would have been 6.22%, the one year total return would have been 11.71% and the average annual total return since inception would have been 2.63%.

LOWER FUND EXPENSES

To enhance your return potential, the maximum operating expense ratio of the Schwab Short/Intermediate Government Bond Fund was lowered effective July 1, 1995. Lower Fund expenses can make a real difference in the returns you realize from your mutual fund investment. Generally speaking, lower fees translate into higher returns -- the less you pay in fees and expenses, the greater the portion of a fund's potential return you may receive.

The expense ratio of the Schwab Short/Intermediate Government Bond Fund was lowered from 0.60% to 0.49% -- significantly below the industry average of 0.86%. 4 While the reduction occurred too late in the period for its full impact to be felt in fiscal 1995, we believe the new, lower fees will help you earn higher potential returns going forward. The Schwab Long-Term Government Bond Fund continued to be reimbursed 100% of the Fund's operating expenses during the 1995 fiscal year. This means the shareholders did not pay for any of the operating expenses incurred by the Fund.

BALANCING YOUR INCOME PORTFOLIO

To position your portfolio to respond to fluctuating interest rates or to create a balanced combination of maturities, you may want to consider investing in both Schwab Government Bond Funds. Short/intermediate bond funds historically have offered greater price stability in exchange for lower yields, while funds with longer weighted average maturities historically have paid higher yields with correspondingly greater price volatility. Additionally, funds with longer weighted average maturities historically have offered a more stable income stream, because they can lock in rates on individual bonds for longer periods of time. By investing in both Schwab Government Bond Funds, you may have the opportunity to earn a higher level of income than you would get from a short/intermediate fund alone, while reducing swings in the value of your portfolio due to changing interest rates. We have provided a more detailed explanation of how bond fund yields are affected by interest rates later in this annual report.

LOOKING FORWARD

Regardless of the course of the economy and the direction of interest rates in the year ahead, the Schwab Government Bond Funds will continue to strive to provide a relatively reliable stream of monthly dividend income. With their competitive yields and high credit safety, the Funds may offer you an effective way to achieve your income goals.

Thank you for placing your confidence in SchwabFunds(R). We recognize that we earn your trust day-by-day, and we look forward to continuing to serve your investment needs.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


4 Excess operating expenses will be waived or reimbursed through at least April 30, 1996. Please see Note 4 in "Notes to Financial Statements" for additional information on expenses. The source for industry averages: Lipper Analytical Services, Inc. Average operating expense ratio of 123 short/intermediate government bond funds as of 9/30/95.

--------------------------------------------------------------------------------

   UNDERSTANDING THE EFFECT OF INTEREST RATE CHANGES ON YOUR INVESTMENT

   Interest rate changes have a direct effect on the share price and total return of bond mutual funds. An understanding of this dynamic can help you put the performance of your bond fund investment in perspective.

   Interest rates and bond values generally move in inverse directions -- that is, when interest rates rise, bond values decline, and vice versa. To understand this relationship, it's important to remember that bonds typically pay a fixed rate of return (the "coupon") which is set at the time the bonds are issued. Thus, rising interest rates make existing bonds, which may then pay a relatively lower rate of interest, less attractive to investors; conversely, falling interest rates make existing bonds that pay above-market coupons more attractive.

   Because the portfolios of bond mutual funds are subject to the same basic market forces, a fund's share price or NAV also tends to rise or fall inversely to changes in interest rates. These changes also impact a fund's total return, which is calculated based on net investment income plus the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Stephen B. Ward - Senior Vice President and Chief Investment Officer Andrea Regan - Portfolio Manager

Q. WHAT HAS BEEN THE ECONOMIC CLIMATE DURING THE 12-MONTH REPORTING PERIOD?

A. Following an impressive 4.1% growth rate of the Gross Domestic Product ("GDP") during 1994, the highest annual growth rate in ten years, economic activity showed persistent signs of slowing during the first half of 1995. Recent evidence of this trend includes slowdowns in auto sales, consumer spending and retail sales, home building and home sales, and a significant slowdown in the labor markets. The GDP growth rate for the first quarter of 1995 was 2.7%, and 1.1% for the second quarter versus 5.1% for the fourth quarter of 1994.

The primary reason for the slowdown in GDP growth has been a series of increases in the federal funds rate (the rate paid on overnight funds between banks) by the Fed throughout 1994 and into 1995. With the high growth rate in 1994 and a falling unemployment rate, the potential for inflation emerged as a major concern at the Fed. As a result, the Fed initiated a series of increases in the federal funds rate from 3.0% in January 1994 to 6.0% in February 1995. The Fed appears to be signaling that these increases have accomplished their desired effect of slowing the rate of economic growth to more moderate levels and reducing the likelihood of increases in the rate of inflation. This was evidenced by the Fed's 0.25% reduction in the federal funds rate in July 1995.

Q. HOW HAVE THE ECONOMIC EVENTS DURING THE FISCAL YEAR IMPACTED INTEREST RATES?

A. In an effort to curb the inflationary impact of a strong economy, the Fed raised short-term interest rates seven times during 1994 and early 1995. The economy began to show signs of strain due to the higher interest rates in the fourth quarter of 1994. Decreases in retail and auto sales, as well as a slowdown in mortgage lending provided evidence that the Fed's policy actions were being felt throughout the economy. 30-year Treasury Bond rates peaked in November at 8.20% and 2-year Treasury rates reached a high of 7.70% in December. By year end, most market participants were anticipating higher interest rates, as inflation was still a concern.

As we moved into 1995 it was clear the economy had begun to slow. Additionally, concerns regarding inflation began to subside as the Producer Price Index & Consumer Price Index posted modest gains of 1.3% and 2.6%, respectively, during the 12-month reporting period.

A combination of factors led to a rally in the bond market through the latter half of the reporting period. As a result, 30-year Treasury Bond rates fell to 6.50% from a peak of 8.20%, and 2-year Treasury Note rates fell to 5.35% from a peak of 7.70%. The primary factors responsible for the rally were:

- The slowdown in the economy made it unnecessary for the Fed to continue raising interest rates.

- Inflation fears subsided as the Fed's policy actions were successful in slowing the economy. This gave investors confidence that inflation was under control.

- The Congress which was elected in November 1994 brought renewed attention to reducing the budget deficit. This attention, along with a stated commitment to reducing the deficit, put additional downward pressure on long-term interest rates.

- The Fed and several foreign central banks acted in concert to support the U.S. dollar during its slide in the first half of 1995. This resulted in the increased purchase of U.S. dollar-denominated assets, such as U.S. Treasury securities. The purchases increased demand for these securities, adding momentum to price appreciation and falling yields, which helped reduce interest rates.

The chart, at right, illustrates 30-year and 5-year Treasury Bond Yields during the reporting period.

Q. HOW HAVE INTEREST RATE CHANGES AFFECTED THE SCHWAB GOVERNMENT BOND FUNDS' PERFORMANCE DURING THE REPORTING PERIOD?

A. The Schwab Short/Intermediate Government Bond Fund continued to closely track the performance of the Fund's benchmark index, the Lehman Mutual Fund Short (1-3
Year) U.S. Government Index. For the period ended August 31, 1995, the Fund posted a one-year total return of 6.61% and a 7.42% 5 calendar year-to-date total return. During the course of 1994, the Fund's portfolio manager modestly reduced the duration and the dollar-weighted average maturity of the Fund. The Fund, which invests in securities with maturities of 2-5 years, moved closer to an



5 Principal value and investment returns will fluctuate so that investors' shares when redeemed may be worth more or less than their original cost. Past performance is no guarantee of future results. Total return assumes reinvestment of all dividends and capital gains distributions.

average maturity of two years. In the process of repositioning the Fund, the manager added securities to the portfolio that had higher yields, helping the Fund maintain a higher dividend payout.

The Schwab Long-Term Government Bond Fund, which is required to maintain a weighted average maturity of 10 years or more, took a conservative approach in its investment strategy by positioning the Fund's dollar weighted portfolio maturity near the shorter end of the Fund's 10-30 year maturity spectrum, holding a high concentration of securities with maturities in the 10-year range. For the period ended August 31, 1995, the Fund posted a one-year total return of 13.03% and a calendar year-to-date total return of 14.27% 6, slightly outperforming its benchmark index. As with the Schwab Short/Intermediate Bond Fund, duration and average maturity were reduced during the course of 1994 to lessen the impact of falling bond prices. As opportunities arose and evidence of lower inflation appeared in 1995, the Funds' maturities were extended to take advantage of higher yields offered in the long sector of the bond market.

The 12 month reporting period was characterized by a high level of volatility, which presented many interesting challenges for all fixed income managers. As we navigated our way through this difficult time, we were satisfied that we accomplished our goals of managing each Fund in a manner that produced a relatively steady dividend stream and maintained each Fund's performance without taking undue risk.

As we move forward, the economy and the political climate remain our primary focus. We continue to carefully evaluate the ongoing bond market and individual security trends, to select a mix of securities that will help both Government Bond Funds reach their investment objectives of providing a high level of current income consistent with preservation of capital.

      30-YEAR TREASURY BOND YIELD VS. 5-YEAR TREASURY BOND YIELD

[Line graph of 30-Year Treasury Bond Yield and 5-Year Treasury Bond Yield.]


  DATE                       5-YEAR                       30-YEAR
  ----                       -----                        -------
09/02/94                     6.807                         7.49
09/09/94                     7.044                         7.703
09/16/94                     7.117                         7.772
09/23/94                     7.198                         7.793
09/30/94                     7.28                          7.817
10/07/94                     7.333                         7.909
10/14/94                     7.249                         7.829
10/21/94                     7.442                         7.978
10/28/94                     7.469                         7.958
11/04/94                     7.71                          8.159
11/11/94                     7.695                         8.149
11/18/94                     7.784                         8.131
11/25/94                     7.643                         7.931
12/02/94                     7.707                         7.906
12/09/94                     7.741                         7.859
12/16/94                     7.752                         7.854
12/23/94                     7.831                         7.828
12/30/94                     7.827                         7.881
01/06/95                     7.865                         7.86
01/13/95                     7.626                         7.792
01/20/95                     7.783                         7.891
01/27/95                     7.544                         7.73
02/03/95                     7.407                         7.626
02/10/95                     7.538                         7.669
02/17/95                     7.334                         7.586
02/24/95                     7.144                         7.528
03/03/95                     7.177                         7.541
03/10/95                     7.056                         7.463
03/17/95                     6.953                         7.368
03/24/95                     6.91                          7.364
03/31/95                     7.071                         7.431
04/07/95                     6.931                         7.39
04/14/95                     6.81                          7.35
04/21/95                     6.752                         7.333
04/28/95                     6.881                         7.337
05/05/95                     6.441                         7.019
05/12/95                     6.447                         6.989
05/19/95                     6.442                         6.917
05/26/95                     6.173                         6.748
06/02/95                     5.822                         6.529
06/09/95                     6.205                         6.727
06/16/95                     5.943                         6.616
06/23/95                     5.809                         6.501
06/30/95                     5.966                         6.618
07/07/95                     5.75                          6.524
07/14/95                     5.9                           6.604
07/21/95                     6.262                         6.962
07/28/95                     6.213                         6.901
08/04/95                     6.202                         6.909
08/11/95                     6.374                         6.99
08/18/95                     6.351                         6.897
08/25/95                     6.107                         6.704

6 Total return assumes reinvestment of all dividends and capital gains distributions. A portion of the Fund's fees were waived or absorbed during the period. Without the fee waivers, the 30-day SEC yield would have been 6.22%, the one year total return would have been 11.71% and the average annual total return since inception would have been 2.63%.

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                                  ASSET CHANGE

    Total                            Total            Percentage
 Net Assets                       Net Assets          Change Over
as of 8/31/95                    as of 8/31/94         Reporting
   (000s)                           (000s)              Period
-----------------------------------------------------------------
   $157,191                           $ 190,479         (17%)
-----------------------------------------------------------------

                  AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1995

                                        Value
Maturity Schedule                      (000s)         % of Portfolio     % of Portfolio
---------------------------------------------------------------------------------------
                                                                           (cum.)
    1 -  6 Months                     $  2,974              1.9%             1.9%
    7 - 36 Months                      108,235             69.6             71.5
   37 - 60 Months                       44,236             28.5            100.0%
                                       -------            -----
                                      $155,445            100.0%
                                      ========            =====

Average Weighted Maturity -- 2.58 Years
                    PORTFOLIO COMPOSITION AT AUGUST 31, 1995

          Security Type                               % of Portfolio
          ----------------------------------------------------------
          Agency Obligations                                33.7%
          Collateralized Mortgage Obligations                3.2
          U.S. Treasury Obligations                         61.2
          Short-term Investments                             1.9
               Total Investments                           100.0%
          ----------------------------------------------------------

SchwabFunds(R)
--------------------------------------------------------------------------------
SCHWAB LONG-TERM GOVERNMENT BOND FUND
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                                  ASSET GROWTH

    Total                           Total             Percentage
 Net Assets                      Net Assets           Growth Over
as of 8/31/95                   as of 8/31/94          Reporting
   (000s)                          (000s)               Period
-----------------------------------------------------------------
   $12,949                             $ 7,108           82%
-----------------------------------------------------------------

                  AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1995

                                        Value
Maturity Schedule                      (000s)         % of Portfolio     % of Portfolio
---------------------------------------------------------------------------------------
                                                                          (cum.)
   0 -  1 Years                        $   156               1.2%           1.2%
   2 - 10 Years                          9,729              74.6           75.8
  11 - 20 Years                            532               4.1           79.9
  21 - 30 Years                          2,615              20.1          100.0%
                                        ------             -----
                                       $13,032             100.0%
                                       =======             =====

Average Weighted Maturity -- 11.93 Years

                    PORTFOLIO COMPOSITION AT AUGUST 31, 1995

          Security Type                               % of Portfolio
          ----------------------------------------------------------
          Agency Obligations                                50.5%
          U.S. Treasury Obligations                         48.3
          Short-term Investments                             1.2
               Total Investments                           100.0%
          ----------------------------------------------------------

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                 Par        Value
                               -------     --------
AGENCY OBLIGATIONS--33.7%(a)
Federal Home Loan Bank
 7.59%, 02/03/97               $ 9,425     $  9,649
 7.76%, 05/30/97                 5,000        5,154
 7.28%, 02/24/98                 6,340        6,536
Federal Home Loan Mortgage Corp.
 8.40%, 11/30/01                 2,500        2,621
Federal National Mortgage Association
 7.07%, 11/18/96                10,000       10,143
 6.57%, 08/10/00                 3,000        3,014
 6.75%, 08/24/00                 5,000        5,052
Student Loan Marketing Association
 7.56%, 12/09/96                10,000       10,219
                                           --------
TOTAL AGENCY OBLIGATIONS
 (Cost $51,246)                              52,388
                                           --------
COLLATERALIZED MORTGAGE OBLIGATIONS
 (PLANNED AMORTIZATION
 CLASS I)--3.2%(a)(b)
Federal Home Loan Mortgage Corp.
 1365 PE
 5.75%, 04/25/97                 5,000        4,962
                                           --------
TOTAL COLLATERALIZED
 MORTGAGE OBLIGATIONS
 (PLANNED AMORTIZATION
 CLASS I)
 (Cost $4,822)                                4,962
                                           --------

U.S. TREASURY OBLIGATIONS--61.2%(a)
U.S. Treasury Notes
 6.875%, 10/31/96                5,000        5,064
 7.50%,  01/31/97               10,000       10,235
 5.625%, 08/31/97                5,000        4,982
 5.50%,  09/30/97                5,000        4,970
 7.375%, 11/15/97               10,000       10,308
 7.875%, 01/15/98                2,700        2,819
 7.25%,  02/15/98                5,000        5,153
 6.125%, 05/15/98               10,000       10,052
 5.875%, 08/15/98                8,000        7,989
 5.875%, 03/31/99               10,000        9,960
 6.875%, 07/31/99                5,000        5,143
 7.125%, 09/30/99                5,000        5,191
 7.75%,  12/31/99                5,000        5,317
 5.875%, 06/30/00                8,000        7,938
                                           --------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $94,401)                              95,121
                                           --------
                               Shares
                               -------
SHORT-TERM INVESTMENTS--1.9%(c)
Provident Institutional Funds--Federal
 Funds Portfolio
 5.414%, 09/07/95                2,974        2,974
                                           --------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $2,974)                                2,974
                                           --------
TOTAL INVESTMENTS--100.0%
 (Cost $153,443)                           $155,445
                                           ========

              See accompanying Notes to Schedules of Investments.

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB LONG-TERM GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1995

--------------------------------------------------------------------------------

                                  Par        Value
                                 ------     -------
AGENCY OBLIGATIONS--50.5%(a)
Federal Farm Credit Bank
 8.06%,  01/04/05                $  815     $   904
Federal Home Loan Bank
 8.35%,  09/07/04                   500         501
Federal Home Loan Mortgage Corp.
 7.65%,  05/10/05                 1,000       1,036
 8.57%,  10/26/09                   500         532
Federal National Mortgage Association
 8.50%,  02/01/05                   500         536
 7.875%, 02/24/05                 1,000       1,092
 6.35%,  06/10/05                 1,000         988
Tennessee Valley Authority
 6.375%, 06/15/05                 1,000         993
                                            -------
TOTAL AGENCY OBLIGATIONS
 (Cost $6,337)                                6,582
                                            -------
U.S. TREASURY
 OBLIGATIONS--48.3%(a)
U.S. Treasury Bonds
 7.25%,  05/15/16                   300         317
 7.50%,  11/15/16                 1,050       1,139
 8.125%, 08/15/19                 1,000       1,159

U.S. Treasury Notes
 7.50%, 11/15/01                    300         320
 5.75%, 08/15/03                  1,560       1,509
 7.25%, 08/15/04                    500         532
 6.50%, 05/15/05                  1,300       1,318
                                            -------
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $6,106)                                6,294
                                            -------
                                 Shares
                                 ------
SHORT-TERM
 INVESTMENTS--1.2%(c)
Provident Institutional Funds--Federal
 Funds Portfolio
 5.414%, 09/07/95                   156         156
                                            -------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $156)                                    156
                                            -------
TOTAL INVESTMENTS--100.0%
 (Cost $12,599)                             $13,032
                                            =======

 NOTES TO SCHEDULES OF INVESTMENTS.

  (a) Interest rates represent stated coupon rate of security.

   (b) Maturity dates represent average weighted maturities of the underlying mortgage obligations.

   (c) Interest rates represent the yield on August 31, 1995.

                 See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1995
--------------------------------------------------------------------------------

                                                  Schwab           Schwab
                                            Short/Intermediate   Long-Term
                                                Government       Government
                                                Bond Fund        Bond Fund
                                            ------------------   ----------
ASSETS
Investments, at value
  (Cost: $153,443 and $12,599,
  respectively)                                  $155,445         $13,032
Interest receivable                                 1,977             172
Receivable for fund shares sold                       142              52
Deferred organization costs                            18              35
Prepaid expenses                                        6               5
Dividends receivable                                    9               1
                                                 --------         -------
     Total assets                                 157,597          13,297
                                                 --------         -------
LIABILITIES
Payable for:
  Dividends                                           155              14
  Fund shares redeemed                                144             310
  Investment advisory and administration
     fee                                               41              --
  Transfer agency and
     shareholder service fees                          15              --
  Other                                                51              24
                                                 --------         -------
     Total liabilities                                406             348
                                                 --------         -------
Net assets applicable to outstanding
  shares                                         $157,191         $12,949
                                                 ========         =======
NET ASSETS CONSIST OF:
  Capital paid in                                $165,863         $12,780
  Accumulated undistributed
     net investment income                             71               4
  Accumulated net realized loss on
     investments sold                             (10,745)           (268)
  Net unrealized appreciation on
     investments                                    2,002             433
                                                 --------         -------
                                                 $157,191         $12,949
                                                 ========         =======
THE PRICING OF SHARES
  Outstanding shares, $0.00001 par value
     (unlimited shares authorized)                 15,968           1,321
  Net asset value, offering and
     redemption price per share                     $9.84           $9.80

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1995
--------------------------------------------------------------------------------

                                                  Schwab           Schwab
                                            Short/Intermediate   Long-Term
                                                Government       Government
                                                Bond Fund        Bond Fund
                                            ------------------   ----------
Interest income                                  $  10,987        $    730
                                                 ---------        --------
Expenses:
  Investment advisory and administration
     fee                                               671              41
  Transfer agency and
     shareholder service fees                          411              25
  Custodian fees                                        89               9
  Registration fees                                     61              18
  Professional fees                                     24               4
  Shareholder reports                                   30               2
  Trustees' fees                                        11               1
  Amortization of deferred organization
     costs                                              17              12
  Insurance and other expenses                          15               5
                                                 ---------        --------
                                                     1,329             117
Less expenses reduced and absorbed                    (375)           (117)
                                                 ---------        --------
  Total expenses incurred by Fund                      954               0
                                                 ---------        --------
Net investment income                               10,033             730
                                                 ---------        --------
Net realized gain (loss) on investments:
  Proceeds from sales of investments               392,243          31,436
  Cost of investments sold                        (395,475)        (31,414)
                                                 ---------        --------
     Net realized gain (loss) on
       investments sold                             (3,232)             22
                                                 ---------        --------
Change in net unrealized appreciation
  (depreciation) on investments:
  Beginning of period                               (1,189)           (193)
  End of period                                      2,002             433
                                                 ---------        --------
     Increase in net unrealized
       appreciation on investments                   3,191             626
                                                 ---------        --------
Increase in net assets resulting
  from operations                                $   9,992        $  1,378
                                                 =========        ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                             Schwab                   Schwab
                                       Short/Intermediate            Long-Term
                                           Government               Government
                                            Bond Fund                Bond Fund
                                      ---------------------     -------------------
                                              For the year ended August 31,
                                        1995         1994        1995        1994
                                      --------     --------     -------     -------
Operations:
  Net investment income               $ 10,033     $ 12,784     $   730     $   314
  Net realized gain (loss) on
    investments sold                    (3,232)      (7,257)         22        (293)
  Increase (decrease) in net
    unrealized appreciation on
    investments                          3,191      (10,093)        626        (293)
                                      --------     --------     -------     -------
  Increase (decrease) in net assets
    resulting from operations            9,992       (4,566)      1,378        (272)
                                      --------     --------     -------     -------
Distributions to shareholders from:
  Net investment income                (10,006)     (12,766)       (727)       (313)
  Capital gains                             --       (3,107)         --          --
                                      --------     --------     -------     -------
  Total distributions to
    shareholders                       (10,006)     (15,873)       (727)       (313)
                                      --------     --------     -------     -------
Capital Share Transactions:
  Proceeds from shares sold             32,379      109,509      14,400      11,250
  Net asset value of shares issued
    in reinvestment of dividends         7,729       12,609         486         207
  Less payments for shares redeemed    (73,382)    (185,173)     (9,696)     (6,570)
                                      --------     --------     -------     -------
  Increase (decrease) in net assets
    from capital share transactions    (33,274)     (63,055)      5,190       4,887
                                      --------     --------     -------     -------
Total increase (decrease) in net
  assets                               (33,288)     (83,494)      5,841       4,302

Net Assets:
  Beginning of period                  190,479      273,973       7,108       2,806
                                      --------     --------     -------     -------
  End of period (including
    undistributed net investment
    income of $71, $44, $4
    and $1, respectively)             $157,191     $190,479     $12,949     $ 7,108
                                      ========     ========     =======     =======
Number of Fund Shares:
  Sold                                   3,324       10,547       1,535       1,141
  Reinvested                               794        1,231          51          22
  Redeemed                              (7,560)     (18,108)     (1,027)       (668)
                                      --------     --------     -------     -------
  Net increase (decrease) in
    shares outstanding                  (3,442)      (6,330)        559         495

Shares Outstanding:
  Beginning of period                   19,410       25,740         762         267
                                      --------     --------     -------     -------
  End of period                         15,968       19,410       1,321         762
                                      ========     ========     =======     =======

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (the "Funds"), are series of Schwab Investments (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the two funds described above, the Trust also offers -- the Schwab 1000 Fund(R), the Schwab California Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income consistent with preservation of capital. The Funds each invest primarily in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, and repurchase agreements collateralized by these securities.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the representative quoted bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

Security transactions and interest income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held by each Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

At August 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation for the Schwab Short/Intermediate Government Bond Fund aggregated $2,002,000 of which $2,096,000 related to appreciated securities and $94,000 related to depreciated securities, and net unrealized appreciation for the Schwab Long-Term Government Bond Fund aggregated $433,000, of which $449,000 related to appreciated securities and $16,000 related to depreciated securities.

At August 31, 1995, the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund had unused capital loss carryforwards, for federal income tax purposes, of $8,355,000 and $265,000, respectively. These carryforwards expire August 31, 2003.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of .41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund incurred investment advisory and administration fees of $671,000 and $41,000, respectively, during the year ended August 31, 1995, before the Investment Manager reduced its fee (see Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of average daily net assets of each Fund for transfer agency services and .20% of such assets for shareholder services. For the year ended August 31, 1995, the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund incurred transfer agency and shareholder service fees of $411,000 and $25,000, respectively, before Schwab reduced its fees (see Note 4).

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1995, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund incurred fees aggregating $12,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

During the year ended August 31, 1995, the Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. The total of such fees and expenses reduced and absorbed by the Investment Manager were $232,000 and $92,000 for the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund, respectively, and the total of such fees reduced by Schwab were $143,000 and $25,000 for the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund, respectively.

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1995, were as follows (in thousands):

                                                    Schwab              Schwab
                                              Short/Intermediate       Long-Term
                                                  Government          Government
                                                   Bond Fund           Bond Fund
                                              -------------------     -----------
Purchases                                          $316,982             $27,961
Proceeds of sales and maturities                   $333,431             $23,060

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE GOVERNMENT BOND FUND &
SCHWAB LONG-TERM GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1995
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                        Schwab Short/Intermediate
                                                          Government Bond Fund
                                -------------------------------------------------------------------------
                                                                                          For the period
                                                                                         November 5, 1991
                                                                                          (commencement
                                                          For the eight     For the       of operations)
                                  For the year ended      months ended     year ended           to
                                      August 31,           August 31,     December 31,     December 31,
                                   1995         1994          1993            1992             1991
                                ----------   ----------   -------------   ------------   ----------------
Net asset value at
 beginning of period             $   9.81     $  10.64       $  10.26       $  10.28          $ 10.00
Income from Investment
----------------------
 Operations
 ----------
 Net investment income                .59          .54            .37            .60              .10
 Net realized and
   unrealized gain (loss)
   on investments                     .03         (.71)           .38            .01              .28
                                 --------     --------       --------       --------          -------
 Total from investment
   operations                         .62         (.17)           .75            .61              .38
Less Distributions
------------------
 Dividends from net
   investment income                 (.59)        (.54)          (.37)          (.60)            (.10)
 Distributions from realized
   gain on investments                 --         (.12)            --           (.03)              --
                                 --------     --------       --------       --------          -------
 Total distributions                 (.59)        (.66)          (.37)          (.63)            (.10)
                                 --------     --------       --------       --------          -------
Net asset value at
 end of period                   $   9.84     $   9.81       $  10.64       $  10.26          $ 10.28
                                 ========     ========       ========       ========          =======
Total return (%)                     6.61        (1.67)          7.39           6.08             3.79
----------------
Ratios/Supplemental Data
------------------------
 Net assets, end of
   period (000s)                 $157,191     $190,479       $273,973       $226,223          $66,404
 Ratio of expenses to
   average net assets (%)             .58          .60            .60*           .43              .35*
 Ratio of net investment income
   to average net assets (%)         6.11         5.28           5.28*          5.78             6.14*
 Portfolio turnover rate (%)          203           91            107            185                4

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Short/Intermediate Government Bond Fund for the periods ended August 31, 1995, 1994, 1993, December 31, 1992 and 1991 would have been .81%, .81%, .84%*, .89%
and 1.47%*, respectively, and the ratio of net investment income to average net assets would have been 5.88%, 5.07%, 5.04%*, 5.32% and 5.02%*, respectively.

* Annualized

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Schwab Long-Term
                                                                  Government Bond Fund
                                                    ------------------------------------------------
                                                                                    For the period
                                                                                    March 5, 1993
                                                                                    (commencement
                                                       For the year ended         of operations) to
                                                           August 31,                 August 31,
                                                       1995           1994               1993
                                                    ----------     ----------     ------------------
Net asset value at
  beginning of period                                 $  9.33        $10.53             $10.00
Income from Investment Operations
---------------------------------
  Net investment income                                   .69           .60                .31
  Net realized and unrealized gain (loss)
    on investments                                        .47         (1.20)               .53
                                                      -------        ------             ------
  Total from investment operations                       1.16          (.60)               .84
Less Distributions
------------------
  Dividends from net investment income                   (.69)         (.60)              (.31)
  Distributions from realized gain on investments          --            --                 --
                                                      -------        ------             ------
  Total distributions                                    (.69)         (.60)              (.31)
                                                      -------        ------             ------
Net asset value at end of period                      $  9.80        $ 9.33             $10.53
                                                      =======        ======             ======
Total return (%)                                        13.03         (5.80)              8.63
----------------
Ratios/Supplemental Data
------------------------
  Net assets, end of period (000s)                    $12,949        $7,108             $2,806
  Ratio of expenses to average net assets (%)             .00           .10                .26*
  Ratio of net investment income to
    average net assets (%)                               7.38          6.27               6.36*
  Portfolio turnover rate (%)                             240           123                 42

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the Schwab Long-Term Government Bond Fund for the periods ended August 31, 1995, 1994 and 1993 would have been 1.18%, 2.19% and 19.19%*, respectively, and the ratio of net investment income to average net assets would have been 6.20%, 4.18% and (12.57%)*, respectively.

* Annualized

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Trustees
and Shareholders of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1995, and the results of their operations and the changes in their net assets for the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 29, 1995

              THE SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to meet your investment needs. You can diversify into several different equity markets with our three equity index funds, choose from different maturities with our bond fund selection, and take advantage of an array of money market fund choices.

[Figure 1]    SCHWAB 1000 FUND(R) is designed to allow investors to participate in the overall price and dividend performance of the U.S. stock market as represented by the Schwab 1000 Index(R). This index reflects the performance of the 1,000 largest publicly traded U.S.
              companies based on market capitalization. 1

[Figure 2]    SCHWAB SMALL-CAP INDEX FUND(R) is designed to replicate the Schwab
              Small-Cap Index(TM) which tracks the performance of smaller capitalization companies. The Schwab Small-Cap Index represents the second 1,000 largest publicly traded U.S. companies based on market capitalization. 1

[Figure 3]    SCHWAB INTERNATIONAL INDEX FUND(TM) gives investors the
              opportunity to participate in the price and dividend performance of some of the world's largest companies. This Fund makes it simple to effectively invest in 350 of the largest publicly traded companies (based on market capitalization) from countries around the world, as represented by the Schwab International Index(TM). 2

[Figure 4]    SCHWAB GOVERNMENT BOND FUNDS include two different Funds designed to offer high current yields with the credit safety of high-quality U.S. Government securities. The level of income you're seeking and your tolerance for fluctuation in share price should determine your selection of either our Short/Intermediate
              Fund or the Long-Term Fund. 3

[Figure 5]    SCHWAB TAX-FREE BOND FUNDS help investors take advantage of one of the last remaining tax breaks: tax-free municipal bonds. We offer a Short/Intermediate Fund and a Long-Term Fund, both of which pay monthly income free from federal personal income tax. 4, 5

[Figure 6]    SCHWAB CALIFORNIA TAX-FREE BOND FUNDS give California residents two different opportunities to earn double tax-free income--free from both federal and California state personal income taxes.
              Choose from the Short/Intermediate Fund or the Long-Term Fund. 5

[Figure 7]    SCHWAB MONEY FUNDS include seven different money market funds that seek high current income with safety and liquidity. Most can be linked to your Schwab account to "sweep" cash balances automatically when you're in between other investments. These
              Funds are managed to maintain a stable $1 share price. Keep in mind, however, that investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

Schwab will be happy to provide you with a free prospectus and brochure on any of the SchwabFunds(R). The prospectus provides more complete information including charges and expenses. Please read it carefully before investing. Also keep in mind that the principal value and investment returns of your investment in the SchwabFunds (except Schwab Money Funds) will fluctuate with market conditions, and Fund shares, when redeemed, may be worth more or less than their original cost.

                                 1-800-2 NO-LOAD
                                 1-800-266-5623

1 The Schwab 1000 Fund and the Schwab Small-Cap Index Fund do not include privately held companies, investment companies and companies incorporated outside the United States.

2 Companies in the Schwab International Index Fund must be from countries with developed securities markets. The Fund is currently invested in 15 countries and excludes investment companies and companies from the United States.

3 Investors in the Schwab Government Bond Funds may experience a decline in share price due to pre-payment of obligations held by the Funds.

4  Income may be subject to state and local taxes.

5 Income may be subject to the Alternative Minimum Tax (AMT) and capital appreciation from discounted bonds may be subject to state and federal income tax.

                                                                  --------------
                                                                     BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  CHARLES SCHWAB
                                                                  --------------


[SCHWABFUNDS FAMILY(R) LOGO]
101 Montgomery Street,
San Francisco, CA 94104

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, California 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

TF3746R (10/95) CRS 6720 Printed on recycled paper.